                         AMENDMENT TO PROMISSORY NOTE
                           DATED AS OF JULY 31, 1997


     This notice hereby amends the due date of that certain Promissory Note dated October 3, 1997 by and between American Artists Film Corporation (therein called "Obligor") and Glen C. Warren, (therein called "Holder") to August 1, 1998.

     IN WITNESS WHEREOF, the undersigned has caused this amendment to be duly executed under the seal on the date and year first above written.

                                            "OBLIGOR"


                                       By: /s/ J. Eric Van Atta
                                          --------------------------------
                                          American Artists Film Corporation
                                          1245 Fowler St., N.W.
                                          Atlanta, Georgia 30318

"HOLDER"


/s/ Glen C. Warren
---------------------
Glen C. Warren